NORTHSTAR GALAXY TRUST

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                           AND REDESIGNATION OF SERIES

The undersigned being all of the trustees of the Northstar Galaxy Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 and
Section 5. 11 of the Trust's Declaration of Trust dated December 17, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate each existing series of the Trust, as follows:

     I.   The five (5) existing Series of the Trust are redesignated as follows:

          (a)  The  "Northstar   Galaxy  Trust  Emerging  Growth  Portfolio"  is
               redesignated the "PILGRIM EMERGING GROWTH PORTFOLIO".

          (a)  The  "Northstar   Galaxy  Trust  Growth  +  Value  Portfolio"  is
               redesignated the "PILGRIM GROWTH + VALUE PORTFOLIO".

          (b) The "Northstar Galaxy Trust High Yield Bond Portfolio" is redesignated the "PILGRIM HIGH YIELD BOND PORTFOLIO".

          (d) The "Northstar Galaxy Trust International Value Portfolio" is redesignated the "PILGRIM INTERNATIONAL VALUE PORTFOLIO".

          (e) The "Northstar Galaxy Trust Research Enhanced Index Portfolio" is redesignated the "PILGRIM RESEARCH ENHANCED INDEX PORTFOLIO".

IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.


Dated: November 1, 1999


/s/ John G. Turner                      /s/ Mark L. Lipson
---------------------------             ---------------------------
John G. Turner                          Mark L. Lipson


/s/ Paul S. Doherty, Esq.               /s/ Robert B. Goode, Jr.
---------------------------             ---------------------------
Paul S. Doherty, Esq.                   Robert B. Goode, Jr.


/s/ David W. Wallace                    /s/ Walter H. May
---------------------------             ---------------------------
David W. Wallace                        Walter H. May


/s/ David W.C. Putnam                   /s/ Alan L. Gosule, Esq.
---------------------------             ---------------------------
David W.C. Putnam                       Alan L. Gosule, Esq.


/s/ John R. Smith
---------------------------
John R. Smith